UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2019
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ASTEA INTERNATIONAL INC.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	0-26330	23-2119058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
240 Gibraltar Road, Horsham, Pennsylvania 19044 (Address of principal executive offices, including zip code) (215) 682-2500 (Registrant's telephone number, including area code) Not Applicable

(Former Name or Former Address, if Changed Since Last Report): Not Applicable
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	ATEA	OTCQB

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Astea International Inc.. (the “Company”) with the U.S. Securities and Exchange Commission on June 24, 2019 (the “Original Form 8-K”). The Original Form 8-K reported the final voting results of the Company’s 2019 annual meeting of stockholders held on June 21, 2019 (the “Annual Meeting”).

The sole purpose of this Amendment is to correct the voting results reported for the ratification of the appointment of EisnerAmper LLP as Astea’s independent registered public accounting firm for the fiscal year ending December 31, 2019.  The voting results for all other business matters addressed at the Annual Meeting were accurately disclosed in the Original Form 8-K and are not changed by this Amendment.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders, held on June 21, 2019, Astea’s stockholders approved the four proposals listed below, which constituted all of the matters acted upon at the meeting. The final results for the votes regarding each proposal are set forth below. The proposals are described in detail in the Proxy Statement for Astea International Inc. which was filed with the Securities and Exchange Commission on April 30, 2019.

1.  The election of four directors to serve on the Board, each to serve until Astea’s annual meeting of stockholders to be held in 2020 and until his successor is elected and qualified, or until his death, resignation or removal:

Name	Votes For	Votes Withheld	Broker Non-Votes
Zack Bergreen	1,558,909	239,733	1,175,359
Keith D. Schneck	1,742,761	55,881	1,175,359
Suzanne Niemeyer	1,559,189	239,453	1,175,359
Eric S. Siegel	1,742,521	56,121	1,175,359

2.  The ratification of the appointment of EisnerAmper LLP as Astea’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,840,123	59,991	73,887	0.00

3.          The vote to approve on a non-binding advisory basis, the compensation of our Named Executive Officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,552,121	241,361	5,160	1,175,359

4.          The vote to conduct an advisory vote on the frequency of future advisory votes to approve named executive officer compensation.  At least 1,740,581 votes, constituting a plurality of the votes cast by holders of the Common Stock was voted:

Once every year:

Votes For	Abstentions	Broker Non-Votes
211,948	58,061	1,175,359

Once every two years:

Votes For	Abstentions	Broker Non-Votes
4,571	58,061	1,175,359

Once every three years:

Votes For	Abstentions	Broker Non-Votes
1,524,062	58,061	1,175,359

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astea International Inc.

June 25, 2019	By:	/s/ Rick Etskovitz
Rick Etskovitz
Chief Financial Officer